UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008

SILICON GRAPHICS, INC.

(Exact name of registrant specified in its charter)

Delaware	001-10441	94-2789662
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 East Arques Ave., Sunnyvale, California 94085

(Address of principal executive offices, including Zip Code)

Registrant’s telephone, including area code: (408) 524-1980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2008, Silicon Graphics, Inc. filed a Current Report on Form 8-K (the “Filing”) that contained a typographical error in the “Date of Report (Date of earliest event reported)” line of the cover page of the Filing. The correct “Date of Report (Date of earliest event reported)” for the Filing is October 30, 2008. All information disclosed under Item 5.02 of the Filing is correct.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silicon Graphics, Inc.

Date: November 7, 2008	By:	/s/ Barry J. Weinert
Barry J. Weinert
Vice President and General Counsel